--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

February 6, 1996

To Our Shareholders:

     We are pleased to submit to you the annual report for the Cohen & Steers Realty Income Fund, Inc. for the year ended December 31, 1995. The net asset value per share at that date was $8.59. In addition, a regular quarterly dividend of $0.17 per share was declared for shareholders of record December 29, 1995 and paid on January 12, 1996.

1995 REVIEW

     The year just ended can best be characterized as one in which balance returned to nearly every aspect of the real estate and real estate securities markets. The total investment return of REITs in 1995 was both satisfactory and above their long-term record; for the past ten years REITs have produced average annual total returns of 10.3%. The Fund's total return for 1995 based on income and change in net asset value was 12.1%.

     Many investors, however, have expressed disappointment over recent REIT performance because it lagged, by a considerable margin, the unusually high returns registered by the stock (+37.6%) and long-term bond (+34.2%) markets. While many observers have gone to great lengths to try to explain the performance of REITs relative to other financial market assets, we believe that REIT returns were very much in line with what should be rationally expected. Importantly, in our opinion, 1995 performance substantiated the low correlation between REIT returns and interest rates and it further demonstrated the low volatility that is characteristic of REITs. The low 'beta' of REITs in general, and our portfolio in particular, would imply relative returns that are in line with those achieved in 1995.

     The performance of REITs in 1995 reflects the balanced supply/demand situation which exists in today's real estate markets between both landlords and tenants and buyers and sellers of property. Vacancy rates for most major property types have declined and market rents have risen as the economy has grown and new development has been held in check. This improvement in real estate conditions has resulted in the return of liquidity to the real estate markets, an increase in transactions and, therefore, a reversion of investment returns to a more normal level. Naturally, investment returns were not uniform among the various property sectors as shown in the table below.

------------------------------------------------------------------------------------------------------------------
                                 1995 TOTAL INVESTMENT RETURNS OF MAJOR SECTORS*
------------------------------------------------------------------------------------------------------------------
All REITs.....................................   18.3%  Office REITs..................................   38.8%
Apartment REITs...............................   12.3   Self Storage REITs............................   34.9
Health Care REITs.............................   24.9   Shopping Center REITs.........................    5.1
Hotel REITs...................................   30.8   S&P 500 Index.................................   37.6
Industrial REITs..............................   15.9   Long-term Treasury............................   34.2
------------------------------------------------------------------------------------------------------------------

*Source: National Association of Real Estate Investment Trusts, Inc.

     Our underperformance of the NAREIT Equity REIT Index in 1995 was a direct result of our heavier than average weighting in owners of shopping centers. At the beginning of the year we had expected the economy to experience moderate growth which would translate into a good year for owners of retail properties. Although the companies in our portfolio actually did experience healthy cash flow growth, uncertainties surrounding the retail environment, particularly towards year end, caused the share price performance of shopping center owners to lag that of most other property types. We were also somewhat overweighted in the apartment sector. Again, our companies experienced strong cash flow growth but fears of increasing development activity suppressed the share prices of many apartment-owning REITs.

--------------------------------------------------------------------------------
                                       1

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                     COHEN & STEERS REALTY INCOME FUND, INC.

     The better performing sectors during 1995 tended to be either somewhat less mainstream areas or ones which have a limited number of companies available in the public market but are enjoying extremely strong fundamentals. These include owners of office, hotel and self-storage facilities. Of the $1.0 billion in initial public offerings of REITs underwritten during 1995, over 80% were in the storage and hotel sectors. Most of the balance of the $5.7 billion of common equity raised by REITs during 1995 was in the form of secondary stock offerings, essentially by the better-positioned companies that used the proceeds primarily to retire debt or finance property acquisitions. Here too, on the underwriting side, balance was restored to the REIT market as equity offerings were completed by high-quality companies and in amounts that satisfied but did not overwhelm demand.

     In summary, 1995 represented a year of great balance with regard to real estate fundamentals, the supply and demand for properties, and the supply and demand for REIT shares. This, in turn, led to investment returns which were in line with historic trends.

1996 OUTLOOK

     While we have maintained that interest rates alone do not exert the most influence on REIT share prices, we believe that as we start 1996, the single most important element in both the real estate and REIT picture is the prevailing level of interest rates. With long-term treasury bond rates at around the 6% level and credit readily available, we believe the real estate industry is faced with a financing opportunity not seen in decades. Whereas the last time interest rates were at this level (more than two years ago) REITs began a period of below-average performance, the financial market and valuation conditions were considerably different than they are today, as shown in the following table.

----------------------------------------------------------------------------------------------------------------------

                                                                                        OCTOBER 1993     DECEMBER 1995
----------------------------------------------------------------------------------------------------------------------
30-year Treasury Yield...............................................................        5.96%            5.96%
10-year Treasury Yield...............................................................        5.43%            5.58%
S&P 500 Dividend Yield...............................................................        2.68%            2.24%
Equity REIT Dividend Yield...........................................................        6.16%            7.37%
     divided by 30-year Treasury Yield...............................................        1.04             1.24
     divided by 10-year Treasury Yield...............................................        1.13             1.32
     divided by S&P 500 Yield........................................................        2.30             3.29
Equity REIT Market Capitalization....................................................   $27.6 billion    $46.7 billion
Assets in Real Estate Mutual Funds...................................................    $1.0 billion     $2.2 billion
----------------------------------------------------------------------------------------------------------------------

     The last time long-term interest rates were at today's level equity REITs had completed almost three years of exceptional returns and were trading at valuation levels, based on dividend yields, which were unsustainably high on an absolute basis, albeit still attractive relative to the stock and bond markets. In contrast, at the end of 1995 equity REIT yields were considerably higher on an absolute basis; relative to stocks and bonds REITs were trading at an historically low valuation level. In our opinion, one important difference is that although interest rates were quite low in 1993, there was not a great amount of mortgage debt available to the real estate industry. In addition, because many REITs were newly formed, the credit markets were not yet fully open to these companies. Currently, because of the return to health of the real estate industry, mortgage lenders are once again actively making loans and the commercial mortgage-backed securities market is enjoying significant growth. Further, the maturation of the REIT industry over the past several years has opened the credit

--------------------------------------------------------------------------------
                                       2

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                     COHEN & STEERS REALTY INCOME FUND, INC.

markets to many companies for a wide spectrum of corporate debt instruments. In 1995, REITs raised approximately $2.6 billion in such capital, nearly double what was raised in 1994.

     With income returns (or 'capitalization rates') on property purchases higher today than they were in 1993 and debt financing now more readily available, we believe that the current environment for acquisitions is the most advantageous in a generation. We believe that a continuation of the present low interest rate environment is likely to precipitate a great deal of acquisition activity and eventually cause property values to rise. Low interest rates are of particular benefit to the REIT industry today which, unlike in 1993, is much larger, more mature, dominated by strong and proven companies and better accepted by investors at large. While the cost of equity financing may vary based on the way it is computed, we believe that there is no calculation which can show that cost to be less expensive than the cost of debt capital. It is therefore our belief that those companies which either fail to take advantage of today's borrowing opportunity or choose to sell equity in anything but a judicious manner will find that their stock prices suffer as a result.

     In summary, in our opinion, there are three important underpinnings that the current low interest rate environment provides to the REIT industry. Mortgage interest rates, which are influenced by long-term bond yields, and are well below the income returns available in the property markets, provide an exceptional financing opportunity for acquisitions and therefore a strong foundation for property values. Second, those companies that properly take advantage of current financing opportunities may be expected to enjoy an increase in their growth rates and share prices. And third, because REIT dividend yields are currently significantly higher than other financial market yields, this should attract investors and provide strong support for REIT share prices.

     Our investment strategy for 1996 will focus on our ability to invest in those sectors that we believe show the strongest fundamentals along with those companies whose valuations have declined to what we consider to be unwarranted levels. We anticipate a continuation of moderate economic growth due to what appears to be a bias towards monetary stimulus by the Federal Reserve and a lack of excesses in the economy. As a result, we believe that our holdings in the shopping center sector are likely to achieve healthy profit growth. In addition, consolidation of the retail industry may well provide the stronger companies with uncommon re-leasing, upgrading and acquisition opportunities. Further, with Wall Street almost unanimously negative on the shopping center sector, we believe that nearly all bad news may be adequately factored into share prices. Similarly, apartments are likely to be our next highest weighting due to the continuing improvement that we expect to see in rental rates. Although there is some apartment construction taking place, it is at a rate which we believe cannot meet the underlying demand for rental housing. We are increasingly attracted to the office sector, which has been the last major property type to stage a recovery and where high-quality acquisition opportunities may still be plentiful. We also expect both occupancy and rent growth to accelerate in the next five years in the office sector.

     While a return to normal and stable conditions in the real estate industry is welcomed by most, it has resulted in a market environment which is more competitive and efficient. We nonetheless remain confident in our investment strategy and security selection criteria. Ultimately, we expect this to result in superior investment results.

Sincerely,

MARTIN COHEN                                               ROBERT H. STEERS
MARTIN COHEN                                               ROBERT H. STEERS
President                                                  Chairman

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                                       3

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                                                NUMBER            VALUE
                                                                               OF SHARES        (NOTE 1)
                                                                               ---------       -----------
EQUITIES                                                         94.23%
      APARTMENT                                                  20.75%
            Amli Residential Properties..................................        25,500        $   510,000
            Associated Estates Realty Corp. .............................        42,900            922,350
            Camden Property Trust........................................        11,200            267,400
            Colonial Properties Trust....................................        10,400            265,200
            Columbus Realty Trust........................................        26,400            511,500
            Pacific Gulf Properties......................................        27,200            442,000
            Summit Properties............................................        47,900            952,012
            Wellsford Residential Property Trust.........................        53,400          1,228,200
                                                                                               -----------
                                                                                                 5,098,662
                                                                                               -----------
      HEALTH CARE                                                 8.33%
            American Health Properties...................................        49,500          1,064,250
            Omega Healthcare Investors...................................        36,900            982,462
                                                                                               -----------
                                                                                                 2,046,712
                                                                                               -----------
      HOTEL                                                       0.71%
            Patriot American Hospitality.................................         6,800            175,100
                                                                                               -----------
      INDUSTRIAL                                                   4.16%
            Copley Properties............................................        39,900            513,712
            Liberty Property Trust.......................................        24,500            508,375
                                                                                               -----------
                                                                                                 1,022,087
                                                                                               -----------
      OFFICE                                                     13.06%
            Cali Realty Corp. ...........................................        54,200          1,185,625
            Carr Realty Corp. ...........................................        15,300            372,937
            East Group Properties........................................        50,300          1,075,163
            Reckson Associates Realty Corp. .............................        19,600            575,750
                                                                                               -----------
                                                                                                 3,209,475
                                                                                               -----------
      SHOPPING CENTER                                            47.22%
         COMMUNITY CENTE  R                                      20.17%
            Bradley Real Estate..........................................        52,800            712,800
            Mid-America Realty Investments...............................       111,200            875,700
            Mid-Atlantic Realty Trust....................................        34,100            294,113
            Pennsylvania REIT............................................        47,600            987,700
            Price REIT, Series B.........................................        31,500            874,125
            Regency Realty Corp. ........................................        56,500            974,625
            Sizeler Property Investors...................................        26,900            238,738
                                                                                               -----------
                                                                                                 4,957,801
                                                                                               -----------

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1995

                                                                                NUMBER            VALUE
                                                                               OF SHARES        (NOTE 1)
                                                                               ---------       -----------
         FACTORY OUTLET CENTER                                    3.19%
            HGI Realty, Inc. ............................................        21,500        $   491,812
            Tanger Factory Outlet Centers................................        11,700            292,500
                                                                                               -----------
                                                                                                   784,312
                                                                                               -----------
         REGIONAL MALL                                           23.86%
            CBL & Associates Properties..................................        21,600            469,800
            DeBartolo Realty Corp. ......................................        90,700          1,179,100
            Glimcher Realty Trust........................................        77,100          1,329,975
            J.P. Realty..................................................        43,400            949,375
            Simon Property Group.........................................        13,300            324,188
            Taubman Centers..............................................        63,400            634,000
            The Mills Corp. .............................................        20,400            346,800
            Urban Shopping Centers ......................................        29,500            630,563
                                                                                               -----------
                                                                                                 5,863,801
                                                                                               -----------
            TOTAL SHOPPING CENTER........................................                       11,605,914
                                                                                               -----------
                     TOTAL EQUITIES (Identified cost $21,896,207)........                       23,157,950
                                                                                               -----------

        S&P                                                                             PRINCIPAL
    BOND RATING                                                                           AMOUNT
-------------------                                                                  ----------------
FIXED INCOME                                                                5.23%
           B         Oriole Homes, 12.50%, sr. sub. notes 1/15/03................       $1,000,000            820,000
           BB -      Trizec Finance Ltd., 10.875%, sr. notes 10/15/05............          450,000            466,313
                                                                                                          -----------
                          TOTAL FIXED INCOME (Identified cost $1,419,049)........                           1,286,313
                                                                                                          -----------
TOTAL INVESTMENTS (Identified cost $23,315,256).......................     99.46%                          24,444,263

OTHER ASSETS, LESS LIABILITIES........................................       .54%                             133,130
                                                                          ------                          -----------
NET ASSETS (Equivalent to $8.59 per share based on
   2,860,916 shares of capital stock outstanding).....................    100.00%                         $24,577,393
                                                                          ------                          -----------
                                                                          ------                          -----------


                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995

ASSETS:
      Investments in securities, at value (Identified cost $23,315,256) (Note 1)....................  $24,444,263
      Cash..........................................................................................      450,133
      Dividends and interest receivable.............................................................      259,308
      Other assets..................................................................................        1,485
                                                                                                      -----------
            Total Assets............................................................................   25,155,189
                                                                                                      -----------
LIABILITIES:
      Payable for dividends declared................................................................      486,356
      Payable to investment adviser.................................................................       15,021
      Payable to administrator......................................................................       11,989
      Other liabilities.............................................................................       64,430
                                                                                                      -----------
            Total Liabilities.......................................................................      577,796
                                                                                                      -----------
NET ASSETS applicable to 2,860,916 shares of $.01 par value common stock outstanding (Note 4).............................................................................  $24,577,393
                                                                                                      -----------
                                                                                                      -----------
NET ASSET VALUE PER SHARE:
   ($24,577,393[div]2,860,916 shares outstanding)...................................................  $      8.59
                                                                                                      -----------
                                                                                                      -----------
MARKET PRICE PER SHARE..............................................................................  $      9.13
                                                                                                      -----------
                                                                                                      -----------
MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE........................................        6.29%
                                                                                                      -----------
                                                                                                      -----------
NET ASSETS consist of:
      Paid-in capital (Note 4)......................................................................  $23,073,396
      Accumulated net realized gains on investments.................................................      374,990
      Net unrealized appreciation on investments....................................................    1,129,007
                                                                                                      -----------
                                                                                                      $24,577,393
                                                                                                      -----------
                                                                                                      -----------

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       6

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                     COHEN & STEERS REALTY INCOME FUND, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

Investment Income:
      Dividend income................................................................................  $1,959,296
      Interest income................................................................................     287,385
                                                                                                       ----------
            Total Income.............................................................................   2,246,681
                                                                                                       ----------
Expenses:
      Investment advisory fees (Note 2)..............................................................     155,280
      Professional fees..............................................................................      64,859
      Administrative fees (Note 2)...................................................................      50,400
      Reports to shareholders........................................................................      41,889
      Directors' fees and expenses (Note 2)..........................................................      29,000
      Transfer agent fees............................................................................      26,473
      Custodian fees.................................................................................      15,032
      Adviser administrative fees (Note 2)...........................................................      13,369
      Miscellaneous..................................................................................      17,371
                                                                                                       ----------
            Total Expenses...........................................................................     413,673
                                                                                                       ----------
Net Investment Income................................................................................   1,833,008
                                                                                                       ----------
Realized and Unrealized Gain (Loss) on Investments:
      Net realized loss on investments...............................................................    (943,735)
      Increase in unrealized appreciation on investments.............................................   1,887,754
                                                                                                       ----------
            Net realized and unrealized gain on investments..........................................     944,019
                                                                                                       ----------
Net increase in net assets resulting from operations.................................................  $2,777,027
                                                                                                       ----------
                                                                                                       ----------

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                        YEAR ENDED          YEAR ENDED
                                                                     DECEMBER 31, 1995   DECEMBER 31, 1994
                                                                     -----------------   -----------------

Change in Net Assets:
      From Operations:
            Net investment income..................................     $ 1,833,008         $ 1,905,697
            Net realized gain (loss) on investments................        (943,735)          1,122,672
            Increase (decrease) in unrealized appreciation
               (depreciation) on investments.......................       1,887,754          (2,078,588)
                                                                     -----------------   -----------------
                  Net increase in net assets resulting from
                     operations....................................       2,777,027             949,781
                                                                     -----------------   -----------------
      Dividends and Distributions From (Note 4):
            Net investment income..................................      (1,134,113)         (1,390,485)
            Net realized gain on investments sold..................        --                  (259,971)
            Tax return of capital..................................        (806,210)           (444,684)
                                                                     -----------------   -----------------
                  Total distributions to shareholders..............      (1,940,323)         (2,095,140)
                                                                     -----------------   -----------------
      Capital Stock Transactions (Note 4):
            Net asset value of shares issued to shareholders in
               reinvestment of dividends and distributions from net
               investment income...................................         192,542             191,747
                                                                     -----------------   -----------------
                  Total increase (decrease) in net assets..........       1,029,246            (953,612)
                                                                     -----------------   -----------------
      Net Assets:
            Beginning of year......................................      23,548,147          24,501,759
            End of year............................................     $24,577,393         $23,548,147
                                                                     -----------------   -----------------
                                                                     -----------------   -----------------

                       See notes to financial statements.
--------------------------------------------------------------------------------

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                     COHEN & STEERS REALTY INCOME FUND, INC.

                              FINANCIAL HIGHLIGHTS

     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                                             YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------------------
                PER SHARE OPERATING PERFORMANCE                   1995      1994      1993      1992      1991
---------------------------------------------------------------- -------   -------   -------   -------   -------
Net asset value, beginning of year.............................. $  8.30   $  8.70   $  7.63   $  7.35   $  5.33
                                                                 -------   -------   -------   -------   -------
Income from investment operations:
      Net investment income.....................................    0.64      0.65      0.65      0.65      0.64
      Net realized and unrealized gains (losses) on
         investments............................................    0.33     (0.31)     1.10      0.31      2.06
                                                                 -------   -------   -------   -------   -------
            Total from investment operations....................    0.97      0.34      1.75      0.96      2.70
                                                                 -------   -------   -------   -------   -------
Less distributions from:
      Net investment income.....................................   (0.40)    (0.49)    (0.65)    (0.65)    (0.64)
      In excess of net investment income........................    0.00      0.00     (0.03)     0.00      0.00
      Capital gain..............................................    0.00     (0.09)     0.00      0.00      0.00
      Tax return of capital.....................................   (0.28)    (0.16)     0.00     (0.03)    (0.04)
                                                                 -------   -------   -------   -------   -------
            Total distributions.................................   (0.68)    (0.74)    (0.68)    (0.68)    (0.68)
                                                                 -------   -------   -------   -------   -------
Net asset value, end of year.................................... $  8.59   $  8.30   $  8.70   $  7.63   $  7.35
                                                                 -------   -------   -------   -------   -------
                                                                 -------   -------   -------   -------   -------
Per share market value, end of year............................. $  9.13   $  8.50   $  9.50   $  8.00   $  7.13
                                                                 -------   -------   -------   -------   -------
                                                                 -------   -------   -------   -------   -------
----------------------------------------------------------------------------------------------------------------
Total investment return(1)......................................   15.97%    (2.78)%   27.77%    22.64%    68.96%
                                                                 -------   -------   -------   -------   -------
                                                                 -------   -------   -------   -------   -------
Total net asset value return(1).................................   12.12%     3.80%    23.04%    13.63%    51.93%
                                                                 -------   -------   -------   -------   -------
                                                                 -------   -------   -------   -------   -------
----------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
      Net assets, end of year (in millions)..................... $24.577   $23.548   $24.502   $21.323   $20.379
                                                                 -------   -------   -------   -------   -------
                                                                 -------   -------   -------   -------   -------
      Ratios of expenses to average net assets..................    1.73%     1.51%`D'    1.64%    1.63%    1.66%
                                                                 -------   -------   -------   -------   -------
                                                                 -------   -------   -------   -------   -------
      Ratio of net investment income to average net assets......    7.67%     7.62%     7.31%     8.65%     9.26%
                                                                 -------   -------   -------   -------   -------
                                                                 -------   -------   -------   -------   -------
      Portfolio turnover rate...................................   37.75%    80.68%   107.91%    79.51%    77.62%
                                                                 -------   -------   -------   -------   -------
                                                                 -------   -------   -------   -------   -------

------------------------

 `D' Fees paid through directed brokerage commissions have been excluded. Had these fees been paid by the Fund, the ratio would have been 1.69%.

(1) Total investment return is computed based upon the American Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total net asset value return measures the change in value over the period indicated taking into account reinvested dividends.

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       9

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                    COHEN & STEERS REALTY INCOME FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     Cohen & Steers Realty Income Fund, Inc. (the 'Fund') is a non-diversified, closed-end management investment company. The Fund was incorporated under the laws of the State of Maryland on June 21, 1988. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount and estimates on the financial statements. Actual results could differ from those estimates.

     Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

     Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotations Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

     Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

     Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

     Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

     Dividends from net income and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. During the year ended December 31, 1995, the Fund decreased paid-in capital by $769,314, increased undistributed net investment income by $107,315 and increased accumulated net realized gain on investment securities sold by $661,999. These differences are due to return of capital distributions received by the Fund on Portfolio securities.

--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                    COHEN & STEERS REALTY INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Federal Income Taxes: The Fund has qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. The principal tax benefits of qualifying as a regulated investment company, as compared to an ordinary taxable corporation, are that a regulated investment company is not itself subject to Federal income tax on ordinary investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders and that the tax character of long-term capital gains recognized by a regulated investment company flows through to its shareholders who received such distributions. At December 31, 1995, the Fund had for Federal Income Tax purposes, an unused capital loss carryforward of $453,458 to be applied against future realized gains, if any. If not applied, the capital loss carryforward will expire in 2003.

NOTE 2 -- INVESTMENT ADVISORY AND ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's Investment Adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided the Fund, the Adviser receives a monthly fee in an amount equal to 1/12th of .65% of the average daily net assets of the Fund (approximately .65% on an annual basis). For the year ended December 31, 1995, the Fund incurred $155,280 in advisory fees.

     Administrative Fees: Effective September 1, 1995, The Chase Manhattan Bank, N.A., through its affiliate Chase Global Funds Services Company ('CGFSC') (the Administrator), formerly Mutual Funds Service Company ('MFSC') serves as the Fund's Administrator pursuant to an Administration Agreement (the 'Agreement'). Under the terms of the Agreement, the Administrator maintains the Fund's books and records, prepares financial information for the Fund's tax returns, proxy statements, quarterly and annual reports to shareholders and generally assists in all aspects of Fund operations, other than providing investment advice, subject to the supervision of the Fund's Board of Directors. For the services provided the Fund, the Administrator receives a monthly fee in an amount equal to 1/12th of .20% of the average daily net assets of the Fund (approximately
 .20% on an annual basis). For the year ended December 31, 1995, the Fund incurred $50,400 in administration fees.

     The Fund incurred $13,369 in administration fees paid to the Adviser representing administrative assistance services provided to the Fund.

     Directors' Fees: Certain directors of the Fund are also directors, officers and/or employees of the Adviser. None of the directors so affiliated received compensation for their services as directors of the Fund with the exception of out-of-pocket expenses relating to attendance at Board and committee meetings. Similarly, none of the Fund's officers received compensation from the Fund. Fees and related expenses accrued for non-affiliated directors totaled $29,000 for the year ended December 31, 1995.

NOTE 3 -- PURCHASES AND SALES OF SECURITIES

     Purchases  and sales  of securities, excluding  short-term investments, for
the  year  ended  December  31,  1995  aggregated  $9,230,558  and   $8,968,314,
respectively.

--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                    COHEN & STEERS REALTY INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 1995, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost..........................................................................  $22,427,341
                                                                                          -----------
Gross unrealized appreciation...........................................................  $ 3,047,952
Gross unrealized depreciation...........................................................  $(1,031,030)
                                                                                          -----------
Net unrealized appreciation.............................................................  $ 2,016,922
                                                                                          -----------
                                                                                          -----------

NOTE 4 -- CAPITAL STOCK AND DISTRIBUTION REINVESTMENT

     At December 31, 1995, the Fund has one class of common stock, par value $.01 per share, of which 6,900,000 shares are authorized and 2,860,916 shares are outstanding.

     Distributions in 1995 resulted in 22,274 shares being issued at an average price of $8.64 through the dividend reinvestment plan.

     Registered shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by The Chase Manhattan Bank, N.A. ('Chase') as dividend paying agent. Pursuant to the Automatic Reinvestment Plan (the 'Plan') shareholders not making such election will have all amounts automatically reinvested by Chase, as the Plan agent in whole or fractional shares of the Fund.

NOTE 5 -- SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                                                               NET INCREASE
                                                                            NET REALIZED         (DECREASE)
                                         TOTAL              NET           AND UNREALIZED      IN NET ASSETS
                                      INVESTMENT        INVESTMENT         GAIN (LOSS)          RESULTING         NET ASSETS AT
                                        INCOME            INCOME          ON INVESTMENTS     FROM OPERATIONS      END OF PERIOD
                                   -----------------  -----------------  ------------------  ------------------  ------------------
            QUARTERLY                           PER                PER                PER                 PER                  PER
              PERIOD                 AMOUNT    SHARE    AMOUNT    SHARE    AMOUNT    SHARE     AMOUNT    SHARE     AMOUNT     SHARE
---------------------------------- ---------- ------- ----------  -----  ----------  ------  ----------  ------  -----------  -----
FISCAL 1995
------------
March 31.......................... $  539,726  $0.19  $  436,860  $0.15  $ (515,916) $(0.18) $  (79,056) $(0.03) $23,044,970  $8.10
June 30...........................    513,451   0.18     405,020   0.14     948,709    0.33   1,353,729    0.47   23,958,714   8.40
September 30......................    548,067   0.19     431,265   0.15     474,071    0.17     905,336    0.32   24,908,041   8.72
December 31.......................    645,437   0.23     559,863   0.20      37,155    0.01     597,018    0.21   24,577,393   8.59
                                   ----------  -----  ----------  -----  ----------  ------  ----------  ------
                                   $2,246,681  $0.79  $1,833,008  $0.64  $  944,019  $ 0.33  $2,777,027  $ 0.97
                                   ----------  -----  ----------  -----  ----------  ------  ----------  ------
                                   ----------  -----  ----------  -----  ----------  ------  ----------  ------
FISCAL 1994
-----------
March 31.......................... $  740,527  $0.26  $  639,068  $0.23  $  620,367  $ 0.21  $1,259,435  $ 0.44  $25,329,579  $8.97
June 30...........................    545,005   0.19     466,921   0.16     (84,959)  (0.02)    381,962    0.14   25,279,832   8.94
September 30......................    377,737   0.13     282,496   0.10    (463,803)  (0.16)   (181,307)  (0.06)  25,146,129   8.80
December 31.......................    619,151   0.19     517,212   0.16  (1,027,521)  (0.34)   (510,309)  (0.18)  23,548,147   8.30
                                   ----------  -----  ----------  -----  ----------  ------  ----------  ------
                                   $2,282,420  $0.77  $1,905,697  $0.65  $ (955,916) $(0.31) $  949,781  $ 0.34
                                   ----------  -----  ----------  -----  ----------  ------  ----------  ------
                                   ----------  -----  ----------  -----  ----------  ------  ----------  ------

       Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To The Shareholders and Board of Directors of
Cohen & Steers Realty Income Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Realty Income Fund, Inc., as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cohen & Steers Realty Income Fund, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

New York, New York
February 8, 1996

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                           DIVIDEND REINVESTMENT PLAN

     Pursuant to the Dividend Reinvestment Plan (the 'Plan'), shareholders may elect, by instructing The Chase Manhattan Bank, N.A. (the 'Plan Agent') in writing, to receive all distributions and capital gains in cash. Shareholders who do not make such election will have all such amounts automatically reinvested by the Plan Agent in whole and fractional shares of the Fund's common stock.

     Dividend and capital gain distributions will be reinvested for participants in the Plan on the reinvestment date and participants shall receive the equivalent in shares valued at the lower of market price or net asset value. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at a per share price equal to the higher of the net asset value or 95% of the closing market price per share on the payment date. If net asset value of shares at such time exceeds the market price of shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash, the Plan Agent will buy shares in the open market. If, before the Plan Agent has completed its purchase, the market price exceeds the net asset value of the shares, the average price paid by the Plan Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends or distributions. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                              The Chase Manhattan Bank, N.A.
                              Dividend Reinvestment Plan
                              770 Broadway
                              New York, NY 10003

                             ADDITIONAL INFORMATION
       During the period, there have been no material changes in the Fund's investment objectives or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-laws that would delay or prevent a change in control of the Fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund's portfolio.

--------------------------------------------------------------------------------
                                       14

 ------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

 OFFICERS AND DIRECTORS

 Robert H. Steers
 Director and Chairman

 Martin Cohen
 Director and President

 Gregory C. Clark
 Director

 George Grossman
 Director

 Jeffrey H. Lynford
 Director

 Elizabeth O. Reagan
 Vice President

 INVESTMENT ADVISER
 Cohen & Steers Capital Management, Inc.
 757 Third Avenue
 New York, New York 10017
 (212) 832-3232

 FUND ADMINISTRATOR AND TRANSFER AGENT
 Chase Global Funds Services Co.
 73 Tremont Street
 Boston, Massachusetts 02108
 (800) 437-9912

 CUSTODIAN
 The Chase Manhattan Bank, N.A.
 770 Broadway
 New York, New York 10003

 LEGAL COUNSEL
 Dechert Price & Rhoads
 477 Madison Avenue
 New York, New York 10022

 American Stock Exchange Symbol: RIF

 This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

--------------------------------------------------------------------------------

COHEN & STEERS
REALTY INCOME FUND
757 THIRD AVENUE
NEW YORK, N.Y. 10017

COHEN & STEERS
REALTY INCOME FUND

ANNUAL REPORT
DECEMBER 31, 1995



                              STATEMENT OF DIFFERENCES
                              ------------------------

The dagger symbol shall be expressed as `D'
The division sign shall be expressed as [div]